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                                                                    Exhibit 99

                           NATIONSBANK, N.A.
        MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
             NOVEMBER 1, 1997 THROUGH NOVEMBER 30, 1997




A.    ORIGINAL DEAL PARAMETER INPUTS
------------------------------------
(A)   Total Portfolio Balance		                            				$290,623,554.00
(B)   Class A-1 Notes
      (i)   Class A-1 Notes Percentage				                            		28.44%
      (ii)  Class A-1 Notes Balance					                       	$82,654,904.00
      (iii) Class A-1 Notes Rate		                                 				5.7525%
(C)   Class A-2 Notes
      (i)   Class A-2 Notes Percentage			                            			41.29%
      (ii)  Class A-2 Notes Balance	                      					$120,000,000.00
      (iii) Class A-2 Notes Rate			                                   			6.35%
(D)   Class A-3 Notes
      (i)   Class A-3 Notes Percentage			                            			26.27%
      (ii)  Class A-3 Notes Balance	                       					$76,343,707.00
      (iii) Class A-3 Notes Rate		                                    			6.75%
(E)   Class B Certificates
      (i)   Class B Certificates Percentage		                        				4.00%
      (ii)  Class B Certificates Balance			                  			$11,624,943.00
      (iii) Class B Certificates Rate	                              					7.05%
(F)   Servicing Fee Rate			                                           			1.00%
(G)   Weighted Average Coupon (WAC)		                                				9.53%
(H)   Weighted Average Original Maturity (WAOM)		           				56.22 		months
(I)   Weighted Average Remaining Maturity (WAM)			           			49.45 		months
(J)   Number of Receivables		                                       				24,919
(K)   Reserve Account
      (i)   Reserve Account Initial Deposit Percentage		             				2.00%
      (ii)  Reserve Account Initial Deposit			                			$5,812,471.09
      (iii) Specified Reserve Account Balance (K(iii)(c)
             if 1.25% loss and delinq triggers hit -
             otherwise greater of K(iii)(a or b))
            (a) Percent of Initial Pool Balance				                    		2.00%
            (b) Percent of Remaining Pool Balance		                  				3.25%
            (c) Trigger Percent of Remaining Pool Balance		          				6.00%

B.    INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
---------------------------------------------------
(A)   Total Portfolio Balance		                            				$142,965,180.24
(B)   Total Note and Certificate Pool Factor                   						0.4919256
(C)   Class A-1 Notes
      (i)  Class A-1 Notes Balance			                                 			$0.00
      (ii) Class A-1 Notes Pool Factor		                         				0.0000000
(D)   Class A-2 Notes
      (i)  Class A-2 Notes Balance			                        			$54,996,530.24
      (ii) Class A-2 Notes Pool Factor	                          				0.4583044
(E)   Class A-3 Notes
      (i)  Class A-3 Notes Balance		                        				$76,343,707.00
      (ii) Class A-3 Notes Pool Factor		                         				1.0000000
(F)   Class B Certificates
      (i)  Class B Certificates Balance		                   				$11,624,943.00
      (ii) Class B Certificates Pool Factor		                    				1.0000000
(G)   Reserve Account Balance			                              			$5,926,468.65
(H)   Cumulative Net Losses for All Prior Periods	          					$3,314,048.15
(I)   Net Loss Ratio for Second Preceding Period					                   	2.02%
(J)   Net Loss Ratio for Preceding Period		                          				2.67%
(K)   Delinquency Ratio for Second Preceding Period	                					1.36%
(L)   Delinquency Ratio for Preceding Period			                       			1.17%
(M)   Weighted Average Coupon (WAC)			                                			9.50%
(N)   Weighted Average Remaining Maturity (WAM)	           					35.78 		months
(O)   Number of Receivables	                                       					16,864

C.    INPUTS FROM THE MAINFRAME
-------------------------------

(A)   Simple Interest Receivables Principal
      (i)   Principal Collections		                          				$6,444,497.07
      (ii)  Not Used				                                                		0.00
      (iii) Repurchased Loan Proceeds Related to Principal		          				0.00
      (iv) Other Refunds Related to Principal	                       					0.00
(B)   Simple Interest Receivables Interest
      (i)   Interest Collections		                            				1,029,461.34
      (ii)  Repurchased Loan Proceeds Related to Interest
(C)   Weighted Average Coupon (WAC)		                                				9.49%
(D)   Weighted Average Remaining Maturity (WAM)		           				35.03 		months
(E)   Remaining Number of Receivables		                             				16,415
(F)   Delinquent Receivables
                                				Dollar Amount       		 #  Units
                                    -------------          --------
      (i)  30-59 Days Delinquent				    4,837,377  	3.55%      	510    		3.11%
      (ii)  60-89 Days Delinquent	     			898,326  	0.66%	      103    		0.63%
      (iii) 90 Days or More Delinquent				761,193  	0.56%	       81    		0.49%

(G)   Repossessions
                                				Dollar Amount        		#  Units
                                    -------------          --------
                                    				1,090,889  	0.80%	      114    		0.69%


D.    INPUTS DERIVED FROM OTHER SOURCES
---------------------------------------

(A)   Reserve Account Investment Income 			           			$27,596.49
(B)   Aggregate Net Losses before Liquidation Proceeds
        and Recoveries for Collection Period	         			205,079.13
(C)   Liquidated Receivables Information
      (i)   Not Used			                                     			0.00
      (ii)  Not Used			                                     			0.00
      (iii) Recoveries on Previously Liquidated
            Contracts			                               			48,854.31
(D)   Aggregate Net Losses for Collection Period			   			156,224.82
(E)   Actual Number of Days in Interest Period			          			28.00


I.    COLLECTIONS
-----------------
Interest:
(A)   Interest Collections			                      			$1,029,461.34
(B)   Not Used	                                           					0.00
(C)   Repurchased Loan Proceeds Related to Interest				      		0.00
(D)   Recoveries from Prior Month Charge Offs			       			48,854.31
(E)   Investment Earnings from the Reserve Account			  			27,596.49
(F)   Total Interest Collections					                 	1,105,912.14

Principal:
(G)   Principal Payments Received		               				$6,444,497.07
(H)   Not Used				                                           		0.00
(I)   Repurchased Loan Proceeds Related to Principal	      				0.00
(J)   Other Refunds Related to Principal	                 					0.00
(K)   Total Principal Collections	                					6,444,497.07

(L)   Total Collections			                         			$7,550,409.21


II.   DISTRIBUTIONS						                                      		Per $1,000 of
------------------- 					                                  			Original Balance
                                                              ----------------
(A)   Total Interest Collections		                				$1,105,912.14
(B)   Servicing Fee 			                              			$119,137.65     		0.41

Interest                                                 								Per $1,000 of
(C)   Class A-1 Notes Monthly Interest					                			Original Balance
                                                              ----------------
      (i)   Class A-1 Notes Monthly Interest Due		        		$0.00        	  	0
      (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)				                  		0.00          		0
                                                       ----------
      (iii) Class A-1 Notes Monthly Interest Shortfall
            (after reserve fund draw)			                 			$0.00 	         	0
(D)   Class A-2 Notes Monthly Interest
      (i)   Class A-2 Notes Monthly Interest Due	  			$291,023.31	 2.425194215
      (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)				            		291,023.31 	2.425194215
                                                      -----------
      (iii) Class A-2 Notes Monthly Interest Shortfall
            (after reserve fund draw)		                 				$0.00          		0
(E)   Class A-3 Notes Monthly Interest
      (i)   Class A-3 Notes Monthly Interest Due						$429,433.35      		5.625
      (ii)  Class A-3 Notes Monthly Interest Paid
            (after reserve fund draw)				            		429,433.35      		5.625
                                                       ----------
      (iii) Class A-3 Notes Monthly Interest Shortfall
            (after reserve fund draw)			                 			$0.00          		0
(F)   Class B Certificates Monthly Interest
      (i)   Class B Certificates Monthly Interest Due		$68,296.54      		5.875
      (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)		             				68,296.54      		5.875
                                                        ---------
      (iii) Class B Certificates Monthly Interest Shortfall
            (after reserve fund draw)		                 				$0.00          		0
(G)   Total Note and Certificate Interest Paid
       (after reserve fund draw)			                			$788,753.20
(H)   Excess Interest				                           		$198,021.29

Principal
(I)   Total Principal Collections					           	$6,444,497.07
(J)   Draw on Reserve Fund for realized losses 	  			205,079.13
(K)   Total Amount Available for Principal
      Distribution 			                         			$6,649,576.20  Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
      (i)   Class A-1 Notes Monthly Principal Due	     				0.00            		0
      (ii)  Class A-1 Notes Monthly Principal Paid
            (after reserve fund draw)		                				0.00            		0
                                                    -----------
      (iii) Class A-1 Notes Monthly Principal Shortfall
             (after reserve fund draw)                					0.00            		0
(M)   Class A-2 Notes Monthly Principal
      (i)   Class A-2 Notes Monthly Principal Due		6,649,576.20    		55.413135
      (ii)  Class A-2 Notes Monthly Principal Paid
            (after reserve fund draw)		         			6,649,576.20    		55.413135
                                                   ------------
      (iii) Class A-2 Notes Monthly Principal
            Shortfall (after reserve fund draw)	      					0.00 	           	0
(N)   Class A-3 Notes Monthly Principal
      (i)   Class A-3 Notes Monthly Principal Due	    					0.00 	           	0
      (ii)  Class A-3 Notes Monthly Principal Paid
            (after reserve fund draw)					                	0.00            		0
                                                    -----------
      (iii) Class A-3 Notes Monthly Principal
            Shortfall (after reserve fund draw)	      					0.00            		0
(O)   Class B Certificates Monthly Principal
      (i)   Class B Certificates Monthly Principal Due					0.00            		0
      (ii)  Class B Certificates Monthly Principal Paid
            (after reserve fund draw)	                					0.00            		0
                                                     ----------
      (iii) Class B Certificates Monthly Principal
            Shortfall (after reserve fund draw)	      					0.00            		0
(P)   Total Note and Certificate Principal Paid				6,649,576.20
(Q)   Total Distributions					                    	7,557,467.05
(R)   Excess Servicing Releases from Reserve
       Account to Servicer				                           		0.00
(S)   Amount of Draw from Reserve Account			      			205,079.13

(T)   Draw from Reserve Account plus Total
      Available Amount			                       			7,755,488.34

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                  	 	Beginning	       	End
                                                 				of Period	   	of Period
                                                  -------------  -------------
(A)   Balances and Principal Factors
      (i)    Total Portfolio Balance	      			$142,965,180.24  $136,315,604.04
      (ii)   Total Note  and  Certificate
             Pool Factor	                           0.4919256      		0.4690453
      (iii)  Class A-1 Notes Balance                 				0.00           		0.00
      (iv)   Class A-1 Notes Pool Factor           	0.0000000 	     	0.0000000
      (v)    Class A-2 Notes Balance	        			54,996,530.24 	 	48,346,954.04
      (vi)   Class A-2 Notes Pool Factor			        	0.4583044      		0.4028913
      (vii)  Class A-3 Notes Balance	        			76,343,707.00 	 	76,343,707.00
      (viii) Class A-3 Notes Pool Factor				        1.0000000      		1.0000000
      (ix)   Class B Certificates Balance	   			11,624,943.00 	 	11,624,943.00
      (x)    Class B Certificate Pool Factor	    			1.0000000      		1.0000000
(B)   Portfolio Information
      (i)   Weighted Average Coupon (WAC)		           		9.50%          		9.49%
      (ii)  Weighted Average Remaining
            Maturity (WAM)                  				35.78 	months	  35.03 		months
      (iii) Remaining Number of Receivables        				16,864         		16,415
      (iv)  Portfolio Receivable Balance			  	$142,965,180.24		$136,315,604.04

IV.   RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A)   Beginning Reserve Account Balance				                  				$5,926,468.65
(B)   Draw for Realized losses						                              		205,079.13
(C)   Draw for Servicing Fee				                                      				0.00
(D)   Draw for Class A-1 Notes Interest Amount			                    					0.00
(E)   Draw for Class A-2 Notes Interest Amount					                    			0.00
(F)   Draw for Class A-3 Notes Interest Amount			                     				0.00
(G)   Draw for Class B Certificates Interest Amount			               					0.00
(H)   Total Draw for Losses, Servicing, Notes and Certificates						205,079.13
(I)   Excess Interest			                                       					198,021.29
(J)   Reserve Account Balance Prior to Release			            					5,919,410.81

(K)   Reserve Account Required Amount				                     				8,178,936.24

(L)   Final Reserve Account Required Amount						               		8,178,936.24

(M)   Reserve Account Release to Servicer				                         				0.00

(N)   Ending Reserve Account Balance					                      			5,919,410.81

V.    NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------

(A)   Aggregate Net Losses before Liquidation
      Proceeds and Recoveries for Collection Period					        			$205,079.13
(B)   Liquidated Contracts
      (i)   Not Used				                                              				0.00
      (ii)  Not Used		                                               					0.00
      (iii) Recoveries on Previously Liquidated Contracts						    		48,854.31
(C)   Aggregate Net Losses for Collection Period					            			156,224.82
(D)   Net Loss Ratio for Collection Period (annualized)						          		1.34%
(E)   Cumulative Net Losses for all Periods			               					3,470,272.97
(F)   Delinquent Receivables
                                				Dollar Amount       		#  Units
                                    -------------         --------
      (i)   30-59 Days Delinquent		   		4,837,377  	3.55%	     510     		3.11%
      (ii)  60-89 Days Delinquent			     	898,326  	0.66%	     103 	    	0.63%
      (iii) 90 Days or More Delinquent				761,193 	 0.56%	      81 	    	0.49%

(G)   Repossessions
                                				Dollar Amount       		#  Units
                                    -------------         --------
                                    				1,090,889  	0.80%	     114     		0.69%

VI.   TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-------------------------------------------------------------

(A)   Ratio of Net Losses to the Average Pool Balance
      (i)   Second Preceding Collection Period					                   			2.02%
      (ii)  Preceding Collection Period				                          				2.67%
      (iii) Current Collection Period						                            		1.34%
      (iv)  Three Month Average (Avg(i,ii,iii))						                  		2.01%

(B)   Ratio of Balance of Contracts Delinquent 60 Days or
       More to the Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period				                   				1.36%
      (ii)  Preceding Collection Period							                          	1.17%
      (iii) Current Collection Period						                            		1.22%
      (iv)  Three Month Average (Avg(i,ii,iii))			                  					1.25%

(C)   Loss and Delinquency Trigger Indicator						           		Trigger was hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.


\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore					    Leslie J. Fitzpatrick
Vice President 					     Senior Vice President
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